UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 29, 2005

                              EAGLE BROADBAND, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                          1-15649              76-0494995
  (State or other jurisdiction           (Commission         (I.R.S. Employer
of incorporation or organization)        File Number)     Identification Number)

                              101 COURAGEOUS DRIVE
                            LEAGUE CITY, TEXAS 77573
               (Address of principal executive offices) (Zip Code)

                                 (281) 538-6000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective November 29, 2005, Juliet Markovich was named as Principal Accounting Officer. Ms Markovich joined the company in July 2005 as Corporate Controller. Prior to joining the company, Ms. Markovich served as a consultant from July 2003 to June 2005 for Atropos, Inc. From 1998 to July 2003, Ms. Markovich served as Accounting Manager for Physicians Resource Group. Ms. Markovich has not been involved with a related transaction or relationship as defined by Item 404(a) of Regulation S-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BROADBAND, INC.
---------------------
   (Registrant)

/s/ DAVID MICEK

David Micek
President and Chief Executive Officer

DATE: December 2, 2005